Exhibit 24

POWER OF ATTORNEY

The undersigned constitutes and appoints Michael P. Conroy as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-3 for purposes of registering equity securities of Medical Technology Systems, Inc. and any amendments thereto (including any post-effective amendments thereto), and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or substitute, may lawfully do or cause to be done by virtue hereof.

/s/ Todd E. Siegel

Todd E. Siegel

Dated:  January 22, 2004

POWER OF ATTORNEY

The undersigned constitutes and appoints Todd E. Siegel as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-3 for purposes of registering equity securities of Medical Technology Systems, Inc. and any amendments thereto (including any post-effective amendments thereto), and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or substitute, may lawfully do or cause to be done by virtue hereof.

/s/ Michael P. Conroy

Michael P. Conroy

Dated:  January 22, 2004

POWER OF ATTORNEY

The undersigned constitutes and appoints Michael P. Conroy and Todd E. Siegel, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-3 for purposes of registering equity securities of Medical Technology Systems, Inc. and any amendments thereto (including any post-effective amendments thereto), and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Mark J. Connolly

Mark J. Connolly

Dated:  January 22, 2004

POWER OF ATTORNEY

The undersigned constitutes and appoints Michael P. Conroy and Todd E. Siegel, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-3 for purposes of registering equity securities of Medical Technology Systems, Inc. and any amendments thereto (including any post-effective amendments thereto), and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ John Stanton

John Stanton

Dated:  January 22, 2004

POWER OF ATTORNEY

The undersigned constitutes and appoints Michael P. Conroy and Todd E. Siegel, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-3 for purposes of registering equity securities of Medical Technology Systems, Inc. and any amendments thereto (including any post-effective amendments thereto), and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ David W. Kazarian

David W. Kazarian

Dated:  January 22, 2004

The undersigned constitutes and appoints Michael P. Conroy and Todd E. Siegel, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign and file a registration statement on Form S-3 for purposes of registering equity securities of Medical Technology Systems, Inc. and any amendments thereto (including any post-effective amendments thereto), and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Frank A. Newman

Frank A. Newman

Dated:  January 22, 2004